                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                                      FORM 8-K/A

                                   AMENDMENT NO. 2

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 17, 1998






                                      VDI MEDIA
                (Exact Name of Registrant as Specified in its Charter)


          CALIFORNIA                       0-21917              95-4272619
 (State or Other Jurisdiction           (Commission           (I.R.S. Employer
        of Incorporation)               File Number)         Identification No.)



                                6920 SUNSET BOULEVARD
                             HOLLYWOOD, CALIFORNIA 90028
                 (Address of Principal Executive Offices)  (Zip Code)


                                    (323) 957-5500

                  Registrant's telephone number, including area code

     The undersigned registrant (the "Registrant") hereby amends the following items of its Current Report on Form 8-K dated November 17, 1998 (the "Report") as follows:

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     The Registrant amends the information set forth in Item 7(b) of the Report and restates such item in its entirety as set forth below.

Item 7(b)  Pro Forma Financial Information

The following unaudited pro forma financial statements give effect to the acquisition of DUBS Incorporated (Dubs). The unaudited pro forma combined balance sheet presents the combined financial position of VDI Media and Dubs at September 30, 1998 as if VDI Media had acquired Dubs on that date. Such pro forma information is based upon the unaudited historical balance sheet data of VDI Media and the audited balance sheet data of Dubs on September 30, 1998. The unaudited pro forma combined statements of operations for the nine months ended September 30, 1998 and for the year ended December 31, 1997, reflect adjustments as if the transaction had occurred on January 1, 1997. The acquisition is being accounted for as a purchase.

The unaudited pro forma combined financial statements reflect VDI Media's allocation of the purchase price of approximately $6.9 million (plus the assumption of trade payables and long-term debt) to the assets and remaining liabilities assumed. The final allocation of purchase price may vary as additional information is obtained, and differ from that used in the unaudited pro forma combined financial statements.

The unaudited pro forma combined financial statements should be read in conjunction with the separate historical financial information and related notes of Dubs, appearing in Item 7 (a) of this current report on Form 8-K and the historical financial statements, related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" of the Company for the year ended December 31, 1997, and the nine months ended September 30, 1998, previously filed with the Securities and Exchange Commission (SEC). The pro forma information is not necessarily indicative of the results that would have been reported had the acquisition actually occurred on the dates specified, nor is it necessarily indicative of the future results of the combined companies.

PRO FORMA COMBINED BALANCE SHEET

The following unaudited pro forma combined balance sheet presents the combined financial position of VDI Media and Dubs as of September 30, 1998. Such unaudited pro forma information is based on the combined historical balance sheets of VDI Media and Dubs as of September 30, 1998, giving effect to the pro forma adjustments described in the accompanying Notes to the Pro Forma Combined Financial Statements.




                                                                                   SEPTEMBER 30, 1998
                                                        ------------------------------------------------------------------------
                                                                                   DUBS                               COMBINED
                                                              VDI MEDIA        INCORPORATED    ADJUSTMENTS            PRO FORMA
                                                        -----------------  ----------------- --------------         -------------
ASSETS
Current assets:
      Cash and cash equivalents                             $ 2,261,000       $   101,000     $         -           $ 2,362,000
      Accounts receivable, net                               14,871,000         2,603,000                            17,474,000
      Inventories                                               558,000           362,000                               920,000
      Deferred income taxes                                     508,000                                                 508,000
      Prepaid expenses and other current assets                 429,000           237,000                               666,000
                                                        ----------------   ---------------   -------------         -------------
            Total current assets                             18,627,000         3,303,000               -            21,930,000
Property and equipment, net                                  14,211,000         2,263,000                            16,474,000
Other assets                                                    339,000                                                 339,000
Goodwill and other intangibles, net                          18,480,000           140,000       6,824,000    (A)     25,444,000
                                                        ----------------   ---------------   -------------         -------------
                                                            $51,657,000       $ 5,706,000     $ 6,824,000           $64,187,000
                                                        ----------------   ---------------   -------------         -------------
                                                        ----------------   ---------------   -------------         -------------

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:
      Accounts payable                                      $ 3,629,000       $ 1,265,000     $         -           $ 4,894,000
      Accrued expenses                                        1,461,000           804,000                             2,265,000
      Borrowings under revolving credit agreement            17,964,000         1,180,000      (1,180,000)   (B)     17,964,000
      Current portion of notes payable                           25,000         1,040,000      (1,040,000)   (B)         25,000
      Current portion of capitalized lease obligations          678,000            24,000                               702,000
                                                        ----------------   ---------------   -------------         -------------
            Total current liabilities                        23,757,000         4,313,000      (2,220,000)           25,850,000
                                                        ----------------   ---------------   -------------         -------------

      Deferred income taxes                                     103,000                 -                               103,000
      Notes payable, less current portion                             -         1,867,000       8,570,000  (A),(B)   10,437,000
      Capital lease obligations, less current portion           279,000                 -                               279,000

Shareholders' equity (deficit):
      Preferred stock                                                                                                         -
      Common stock                                           20,608,000                 -               -            20,608,000
      Additional paid-in capital                                      -           750,000        (750,000)   (A)              -
      Retained earnings (deficit)                             6,910,000        (1,224,000)      1,224,000    (A)      6,910,000
                                                        ----------------   ---------------   -------------         -------------
            Total shareholders' equity (deficit)             27,518,000          (474,000)        474,000            27,518,000
                                                        ----------------   ---------------   -------------         -------------
                                                            $51,657,000       $ 5,706,000     $ 6,824,000           $64,187,000
                                                        ----------------   ---------------   -------------         -------------
                                                        ----------------   ---------------   -------------         -------------

             See accompanying Notes to Pro Forma Combined Financial Statements

PRO FORMA COMBINED STATEMENT OF OPERATIONS

The following unaudited pro forma combined statement of operations presents the combined results of operations of VDI Media and Dubs for the year ended December 31, 1997 by combining the historical statements of operations for VDI Media and Dubs for the period, giving effect to the pro forma adjustments described in the accompanying Notes to the Pro Forma Combined Financial Statements.



                                                                                YEAR ENDED DECEMBER 31, 1997
                                                   --------------------------------------------------------------------
                                                                      DUBS                                 COMBINED
                                                    VDI MEDIA     INCORPORATED     ADJUSTMENT              PRO FORMA
                                                   ------------  --------------   ------------            -------------
 Revenues                                          $40,772,000    $ 17,094,000     $       -               $57,866,000
 Cost of goods sold                                 24,898,000      13,535,000             -                38,433,000
                                                   -----------    ------------     ---------               -----------
 Gross Profit                                       15,874,000       3,559,000             -                19,433,000
 Selling, general, and administrative expense        9,253,000       4,198,000       296,000   (C)          13,747,000
                                                   -----------    ------------     ---------               -----------
 Operating income (loss)                             6,621,000        (639,000)     (296,000)                5,686,000
 Interest expense                                      294,000         497,000       280,000   (D)           1,071,000
 Interest income                                       226,000          30,000                                 256,000
                                                   -----------    ------------     ---------               -----------
 Income (loss) before income taxes                   6,553,000      (1,106,000)     (576,000)                4,871,000
 Provision (benefit) for income taxes                2,572,000           3,000      (624,000)  (E)           1,951,000
                                                   -----------    ------------     ---------               -----------
 Net income (loss)                                 $ 3,981,000   $  (1,109,000)    $  48,000              $  2,920,000
                                                   -----------    ------------     ---------               -----------
                                                   -----------    ------------     ---------               -----------

 Earnings per share:
  Basic:
     Net income per share                         $       0.44                                            $       0.32
     Weighted average number of shares               9,122,575                                               9,122,575
  Diluted:
     Net income per share                         $       0.43                                            $       0.32
     Weighted average number of shares including
       the dilutive effect of stock options          9,207,940                                               9,207,940




See accompanying Notes to Pro Forma Combined Financial Statements

PRO FORMA COMBINED STATEMENT OF OPERATIONS

The following unaudited pro forma combined statement of operations presents the combined results of operations of VDI Media and Dubs for the nine months ended September 30, 1998 by combining the historical statements of operations for VDI Media and Dubs for the period, giving effect to the pro forma adjustments described in the accompanying Notes to the Pro Forma Combined Financial Statements.



                                                                              NINE MONTHS ENDED SEPTEMBER 30, 1998
                                                      ---------------------------------------------------------------------------
                                                                              DUBS                                   COMBINED
                                                        VDI MEDIA         INCORPORATED          ADJUSTMENT            PRO FORMA
                                                      --------------    ---------------      ----------------     ---------------
 Revenues                                            $ 42,312,000       $  12,070,000           $       -          $ 54,382,000
 Cost of goods sold                                    25,578,000           8,957,000                   -            34,535,000
                                                      --------------    ---------------      ------------         ---------------
 Gross Profit                                          16,734,000           3,113,000                   -            19,847,000
 Selling, general, and administrative expense           8,953,000           2,841,000             222,000  (C)       12,016,000
                                                      --------------    ---------------      ------------         ---------------
 Operating income                                       7,781,000             272,000            (222,000)            7,831,000
 Interest expense                                         583,000             336,000             210,000  (D)        1,129,000
 Interest income                                           19,000                   -                                    19,000
                                                      --------------    ---------------      ------------         ---------------
 Income (loss) before income taxes                      7,217,000             (64,000)           (432,000)            6,721,000
 Provision (benefit) for income taxes                   2,959,000               1,000            (271,000) (E)        2,689,000
                                                      --------------    ---------------      ------------         ---------------
 Net income (loss)                                   $  4,258,000       $     (65,000)          $(161,000)         $  4,032,000
                                                      --------------    ---------------      ------------         ---------------
                                                      --------------    ---------------      ------------         ---------------

 Earnings per share:
  Basic:
     Net income per share                            $       0.44                                                  $       0.41
     Weighted average number of shares                  9,725,144                                                     9,725,144
  Diluted:
     Net income per share                            $       0.43                                                  $       0.41
     Weighted average number of shares including
       the dilutive effect of stock options             9,827,240                                                     9,827,240




See accompanying Notes to Pro Forma Combined Financial Statements

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

The following significant adjustments were made to the historical balance sheets of VDI Media and Dubs at September 30, 1998 or historical statements of operations of VDI Media and Dubs, as applicable, to arrive at the pro forma combined balance sheets and pro forma combined statements of operations:

     (A) Pro forma adjustments have been made to (i) record estimated goodwill of $6,824,000 equal to the excess of the initial consideration over the fair market value assigned to specific assets and liabilities assumed, (ii) eliminate the shareholder deficit of Dubs and (iii) reflect the use of borrowings under the Company's term loan agreement to purchase Dubs.

     (B) A pro forma adjustment has been made to reflect the repayment of Dubs's long-term debt and line of credit at closing in accordance with the purchase agreement.

     (C) A pro forma adjustment has been made to selling, general and administrative expense to reflect the amortization over 20 years of the goodwill related to the acquisition of Dubs.

     (D) A pro forma adjustment has been made to interest expense to reflect the increase in debt related to the use of borrowings under VDI Media's term loan agreement to finance the purchase net of the decrease in interest expense due to the repayment of Dubs's long-term debt and line of credit.

     (E) A pro forma adjustment has been made to reflect the effective tax rate of the combined company.

VDI Media estimates that it will save approximately $804,000 per year in rent, utilities and other facilities costs by combining its Hollywood facilities with the Dubs facility. VDI Media also estimates an annual savings of approximately $1,418,000 related to the salaries of DUBS employees terminated immediately prior to the acquisition. The related severance costs were paid by the sole shareholder of DUBS. In accordance with SEC rules, these estimated cost savings have not been reflected in the pro forma combined statements of operations presented above.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        VDI MEDIA

Date:  February 5, 1999                 /s/ Donald R. Stine
                                        -------------------------------
                                        Donald R. Stine
                                        Chief Financial Officer and Treasurer